Exhibit 10.3

Execution Copy

PATENT AND TRADEMARK SECURITY AGREEMENT

THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”) is entered into as of March 11, 2016 by and among Arotech Corporation, a Delaware corporation (the “Borrower”), FAAC Incorporated, a Michigan corporation (“FAAC”), Electric Fuel Battery Corp., a Delaware corporation (“EFBC”), UEC Electronics, LLC, a South Carolina  limited liability company (“UEC”, and each of the Borrower, FAAC, EFBC and UEC, a “Grantor”, and the Borrower, FAAC, EFBC and UEC, collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., a national banking association (the "Lender"), in connection with the Security Agreement referred to below.

Recitals

A.           The Borrower, the other Grantors and the Lender are entering into a Credit Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

B.           In connection with the Credit Agreement, the Grantors entered into that certain Pledge and Security Agreement dated as of the date hereof (as amended or modified from time to time, the "Security Agreement") with the Lender.

C.           Pursuant to the terms of the Security Agreement, each Grantor pledged, assigned and granted to the Lender a first-priority security interest in substantially all of the assets of each Grantor, including all right, title and interest of each Grantor in, to and under all now owned and hereafter acquired Patents (as defined in the Security Agreement), patent applications, patent licenses, Trademarks (as defined in the Security Agreement), trademark applications and trademark licenses, and all products and proceeds thereof, to secure the prompt and complete payment and performance of the Secured Obligations as defined in the Credit Agreement and Security Agreement.

D.           Pursuant to the terms of the Security Agreement, the Grantors are required to execute and deliver to the Lender this Agreement.

Agreement

In consideration of the recitals set forth above and the mutual agreements contained herein and in the Credit Agreement and other Loan Documents (as defined in the Credit Agreement), each Grantor hereby grants to the Lender, to secure the Secured Obligations, a continuing security interest in all of each Grantor’s right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of each Grantor (including any trade name or derivations thereof):

(1)
each trademark and trademark application, including without limitation, each trademark and trademark application referred to in Schedule 1 attached hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

(2)	each trademark license, including without limitation, each trademark license listed on Schedule 1 attached hereto, together with all goodwill associated therewith;

(3)
all products and proceeds of the foregoing, including without limitation, any claim by each Grantor against third parties for past, present or future infringement of any trademark, including without limitation, any trademark referred to in Schedule 1 attached hereto, any trademark issued pursuant to a trademark application referred to in Schedule 1 and any trademark licensed under any trademark license listed on Schedule 1 attached hereto (items 1 through 3 being herein collectively referred to as the “Trademark Collateral”);

(4)
each patent and patent application, including without limitation, each patent referred to in Schedule 2 attached hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

(5)	each patent license, including without limitation, each patent license listed on Schedule 2 attached hereto, together with all goodwill associated therewith;

(6)
all products and proceeds of the foregoing, including without limitation, any claim by each Grantor against third parties for past, present or future infringement of any patent, including without limitation, any patent referred to in Schedule 2 attached hereto, any patent issued pursuant to a patent application and any patent licensed under any patent license listed on Schedule 2 attached hereto (items 4 through 6 being herein collectively referred to as the “Patent Collateral”).

The security interests granted to the Lender herein are granted in furtherance, and not in limitation of, the security interests granted to the Lender pursuant to the Security Agreement; provided, however, that nothing in this Agreement shall expand, limit or otherwise modify the security interests granted in the Security Agreement.  Each Grantor acknowledges and affirms that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral and the Patent Collateral made and granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.  All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Security Agreement.

[Signature page follows]

2

IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the date first set forth above.

GRANTORS:

AROTECH CORPORATION

By:       /s/ Thomas J. Paup
Name         Thomas J. Paup
Title:          Senior VP Finance and CFO

FAAC INCORPORATED

By:       /s/ Thomas J. Paup
Name         Thomas J. Paup
Title:          Treasurer

ELECTRIC FUEL BATTERY CORP.

By:       /s/ Thomas J. Paup
Name         Thomas J. Paup
Title:          Treasurer

UEC ELECTRONICS, LLC

By:       /s/ Thomas J. Paup
Name         Thomas J. Paup
Title:          Treasurer

Signature Page to Patent and Trademark Security Agreement – Grantors

LENDER:

JPMORGAN CHASE BANK, N.A.,
 as Lender

By:       /s/ William J. Maxbauer

Name         William J. Maxbauer

Title:          Executive Director

Signature Page to Patent and Trademark Security Agreement – Lender